EXHIBIT 10.45

Master Lease Termination Agreement
Multiple CPI Locations

THIS MASTER LEASE TERMINATION AGREEMENT (“Agreement”) is made and entered into by and between WAL-MART STORES EAST, LP, individually and only as to Stores owned, leased, or operated in AL, CT, DC, DE, FL, GA, IN, KY, ME, MD, MA, MI, MS, MO, NH, NJ, NM, NY, NC, OH, OK, PA, RI, SC, TN, VT, VA, WI, WV; WAL-MART STORES, INC., individually and only as to Stores owned or leased in AK, AZ, CA, CO, HI, ID, IL, IA, KS, MN, MT, NE, NV, ND, OR, SD, UT, WA, WY; WAL-MART LOUISIANA, LLC, individually and only as to Stores owned or leased in Louisiana; and WAL-MART STORES TEXAS, LLC, individually and only as to Stores owned or leased in Texas; and WAL-MART STORES ARKANSAS, LLC, and only as to Stores owned or leased in Arkansas (each referred to as “Landlord” for purposes of this Agreement as it applies to a particular location and collectively hereinafter referred to as “Wal-Mart” or “Landlord”) and CPI Corp. (“Tenant”). The effective date of this Agreement is April 17, 2012 (the “Effective Date”).

WHEREAS, Wal-Mart and CPI Corp., successor in interest to Portrait Corporation of America, Inc. entered into that certain Master Lease Agreement, dated as of June 8, 2007, as subsequently amended (collectively, the “Lease Agreement”);

WHEREAS, pursuant to the Master Lease Agreement, the parties agreed to attach an “Attachment A” for each individual location in which Tenant would lease a vestibule space from Wal-Mart;

WHEREAS, subject to the agreed upon conditions below, Landlord and Tenant desire to terminate the Lease Agreement only as it relates to the Leased Spaces as described in Exhibit 1, attached hereto and incorporated herein by this reference (collectively the “Leased Spaces”); and

NOW, THEREFORE, for valuable consideration, the sufficiency and receipt of which is hereby acknowledged, Tenant and Landlord hereby agree as follows:

1.The Lease Agreement shall be terminated and cancelled, only as it pertains to the Leased Spaces, effective 11:59 p.m. (Pacific Time) April 17, 2012 (the “Termination Date”). The Leased Spaces shall be surrendered to Landlord no later than 11:59 p.m. (Pacific Time) April 21, 2012 (the “Vacate Date”).

1.2    Tenant shall be responsible for and shall pay Landlord all rent and other charges and fees due and owing under the Lease Agreement accruing through the Termination Date.

1.3    Notwithstanding anything to the contrary contained elsewhere in this Agreement, nothing in this Agreement nor any act or omission by Landlord or its attorneys is intended or should be deemed to be a waiver, alteration, accord, satisfaction, novation, composition or modification of the Lease Agreement or any rights or remedies that Landlord may have in collecting all rent and other charges and fees due and owing under the Lease Agreement accruing through the Termination Date, and all such rights or remedies, whether at law or equity, are hereby expressly reserved.

1.4    In addition to all rent and other fees accruing under the Lease Agreement through the Termination Date, Tenant agrees to pay Landlord a one-time settlement fee / tenant improvement reimbursement of five hundred forty-three thousand nine hundred seventy-two dollars and zero cents ($543,972.00).

1.5    Tenant shall remove Tenant's furniture, fixtures, equipment, and personal property and return the Leased Spaces in broom clean condition by the Vacate Date. Tenant shall coordinate with Landlord's Store Manager the schedule for removal so as not to interfere with store operations and customer traffic. Tenant shall repair any damage to the Store caused by removal of such equipment, fixtures and equipment.

1.6     Tenant shall remove all of Tenant's bulkhead, interior and exterior signage, repair any damage caused by the removal of such signage, and repaint the bulkhead by the Termination Date.

1.7     From and after the Termination Date, the Tenant does hereby forever and unconditionally waive and relinquish Tenant's right to use, occupy, and possess the Leased Spaces under the Lease Agreement.

1.8     From and after the Termination Date, Tenant and Landlord shall have no further obligations and liabilities, one to the other with respect to the Leased Spaces, pursuant to the Lease Agreement and the terms and conditions contained therein, except as is specifically provided for in this Agreement.

1.9     Tenant, its agents, employees and contractor shall keep in strict confidence the terms of this Agreement.

1.10     Tenant acknowledges that Landlord is in full compliance with all provisions of the Lease Agreement as of the Termination Date. Tenant acknowledges and agrees that all of Tenant's indemnification obligations (and related warranties) contained in the Lease Agreement shall remain unimpaired and in full force and effect with respect to any Claims that may have arisen during the Tenant's use or occupancy of the Leased Spaces.

1.11     No modification of this Agreement shall be valid or binding unless such modification is in writing, duly dated, and signed by both parties.

1.12     This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and all prior communications, oral or written, are without any force and effect as it is the specific intent of the parties that this Agreement alone sets forth the terms upon which the parties have mutually agreed. Each party specifically agrees that it enters into this Agreement based on its own understanding of the terms hereof and does not rely, in whole or part, on any interpretation or representation of the other party. Each party agrees that this Agreement is the result of good faith arms length negotiations.

1.13     This Agreement may be executed in one or more counterparts (including by facsimile or electronically), all parties need not be signatories to the same documents, and all counterpart-signed documents shall be deemed to be an original and one (1) instrument. Counterpart signatures received through facsimile transmission or electronic signature shall bind the party whose signature is so received as if such signature were an original

(signature page to follow)

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year written below.

TENANT:                     LANDLORD:

CPI CORP.                    WAL-MART STORES, INC.

By: /s/Dale Heins                By: /s/Don Ethridge
________________________________        ____________________________________
Dale Heins                    Don Ethridge
Executive Vice President, Finance,        Senior Director
Chief Financial Officer and Treasurer        Date: April 20, 2012
Date: April 17, 2012
WAL-MART STORES EAST, LP
By: /s/Don Ethridge
________________________________________
Don Ethridge
Senior Director
Date: April 20, 2012

WAL-MART STORES ARKANSAS, LLC
By: /s/Don Ethridge
________________________________________
Don Ethridge
Senior Director
Date: April 20, 2012

WAL-MART LOUISIANA, LLC
By: /s/Don Ethridge
________________________________________
Don Ethridge
Senior Director
Date: April 20, 2012

WAL-MART STORES TEXAS, LLC
By: /s/Don Ethridge
________________________________________
Don Ethridge
Senior Director
Date: April 20, 2012

"EXHIBIT 1"

Store #	City	State	Sq Ft
25	MEXICO	MO	640
58	RUSSELLVILLE	AR	404
75	PINEVILLE	LA	390
83	MAGNOLIA	AR	535
85	BENTON	AR	300
96	HARRISONVILLE	MO	300
152	DE SOTO	MO	535
170	NATCHITOCHES	LA	784
174	COCOA	FL	561
180	JACKSONVILLE	TX	240
214	JASPER	TX	300
221	YUKON	OK	300
222	SPARTA	IL	525
251	MINEOLA	TX	300
253	JERSEYVILLE	IL	300
254	OLNEY	IL	540
256	GLEN CARBON	IL	216
258	TUPELO	MS	300
262	BENTON	IL	548
277	MOORE	OK	349
278	SHREVEPORT	LA	300
282	FRANKLIN	KY	523
299	BOWLING GREEN	KY	300
304	SPRINGFIELD	TN	390
308	MANCHESTER	TN	525
310	CROWLEY	LA	300
317	VANDALIA	IL	535
329	ANNISTON	AL	535
331	SULPHUR	LA	300
343	TAYLORVILLE	IL	525
348	MONTICELLO	AR	300
355	OPELIKA	AL	390
376	BOSSIER CITY	LA	300
395	MISSION	TX	300
398	LONGVIEW	TX	260
406	SMYRNA	TN	300
420	WICHITA FALLS	TX	390
421	DECATUR	TX	300
429	EDINBURG	TX	300
431	PADUCAH	KY	300
432	TALLADEGA	AL	535

448	SHREVEPORT	LA	390
450	SHREVEPORT	LA	390
452	MCALLEN	TX	462
464	CORPUS CHRISTI	TX	240
472	BROKEN ARROW	OK	390
475	ROUND ROCK	TX	300
483	PRATTVILLE	AL	640
494	NEWNAN	GA	300
495	COLUMBUS	MS	390
497	SHELBYVILLE	KY	390
499	ENID	OK	561
510	GAINESVILLE	GA	300
513	BIG SPRING	TX	300
526	LOUISVILLE	KY	300
530	EL DORADO	AR	300
531	LAFAYETTE	LA	390
533	NEW IBERIA	LA	390
534	LAFAYETTE	LA	390
539	ALEXANDRIA	LA	390
540	MORGAN CITY	LA	300
542	HOUMA	LA	240
544	OKLAHOMA CITY	OK	404
547	PLANT CITY	FL	300
548	LAWRENCEVILLE	GA	390
560	SAINT JOSEPH	MO	260
571	GEORGETOWN	KY	390
573	LEES SUMMIT	MO	390
574	SURFSIDE BEACH	SC	300
576	TULSA	OK	300
595	HARLINGEN	TX	300
599	KINGSPORT	TN	300
616	ORANGEBURG	SC	300
624	NEWBERRY	SC	525
640	GREENVILLE	SC	390
652	GARDEN CITY	KS	300
656	SHELBYVILLE	TN	640
657	COOKEVILLE	TN	300
659	NASHVILLE	TN	390
660	MUSCLE SHOALS	AL	300
665	CAMPBELLSVILLE	KY	300
671	LEBANON	TN	300
672	ALCOA	TN	300
680	GREENEVILLE	TN	404
683	LAWRENCEBURG	TN	300
686	FITZGERALD	GA	535
691	FORT PAYNE	AL	300

695	MADISON	TN	180
702	WINCHESTER	KY	300
720	FRANKFORT	KY	300
724	JEFFERSON CITY	TN	240
740	OZARK	AL	525
752	PASADENA	TX	404
758	AMERICUS	GA	300
777	WEST ORANGE	TX	300
781	MARBLE FALLS	TX	300
804	MINERAL WELLS	TX	404
806	LAS CRUCES	NM	300
818	PANAMA CITY BEACH	FL	390
828	PLAINFIELD	IN	404
860	DELAND	FL	561
881	LEXINGTON	SC	300
892	ANKENY	IA	390
899	VALDOSTA	GA	561
903	JACKSON	MS	300
908	ORLANDO	FL	390
931	VERO BEACH	FL	300
934	DAPHNE	AL	300
938	MONTGOMERY	AL	390
982	OWATONNA	MN	180
992	TULSA	OK	394
994	NEW PORT RICHEY	FL	390
1,003	PLANO	IL	337
1,014	INDEPENDENCE	MO	260
1,016	THIBODAUX	LA	390
1,020	ALBERT LEA	MN	525
1,025	MCCOMB	MS	390
1,041	WESLACO	TX	561
1,062	FRIENDSWOOD	TX	390
1,070	EAST ELLIJAY	GA	390
1,074	GRENADA	MS	300
1,077	TALLAHASSEE	FL	300
1,086	SAINT CLOUD	FL	300
1,087	STUART	FL	561
1,089	KIMBALL	TN	300
1,101	WETUMPKA	AL	640
1,121	MILLEDGEVILLE	GA	561
1,122	EASTANOLLEE	GA	462
1,128	MANSURA	LA	535
1,142	SCOTTSBURG	IN	390
1,146	MONCKS CORNER	SC	404
1,153	MACON	GA	390

1,158	BIRMINGHAM	AL	640
1,164	COLUMBIA	SC	300
1,177	MANCHESTER	MO	462
1,180	GREENSBURG	IN	390
1,183	WEST COLUMBIA	SC	390
1,203	WIMAUMA	FL	561
1,223	TALLAHASSEE	FL	497
1,243	MARTINSVILLE	VA	300
1,268	WHITEVILLE	NC	640
1,281	SPARTANBURG	SC	497
1,284	PHENIX CITY	AL	390
1,286	COLUMBIA	SC	561
1,297	CHIEFLAND	FL	300
1,303	GEORGETOWN	TX	497
1,304	WARSAW	IN	390
1,310	TERRE HAUTE	IN	300
1,311	COLUMBUS	GA	462
1,317	ASHEVILLE	NC	561
1,320	KNOXVILLE	TN	561
1,333	VAN WERT	OH	461
1,341	EVANSVILLE	IN	561
1,346	OCEAN SPRINGS	MS	390
1,359	NORTH CHARLESTON	SC	390
1,360	FAYETTEVILLE	WV	640
1,378	GOSHEN	IN	300
1,379	GREENVILLE	NC	300
1,381	APACHE JUNCTION	AZ	390
1,392	WILMINGTON	NC	390
1,393	OSKALOOSA	IA	535
1,403	CORNELIA	GA	180
1,406	WINCHESTER	VA	300
1,433	CELINA	OH	404
1,438	CEDAR CITY	UT	390
1,450	RIPLEY	WV	462
1,455	FORT WORTH	TX	390
1,458	FORT OGLETHORPE	GA	300
1,466	JACKSBORO	TN	390
1,488	DOUGLASVILLE	GA	390
1,496	WATERLOO	IA	390
1,518	INDIANAPOLIS	IN	390
1,526	STORM LAKE	IA	525
1,545	GRAND FORKS	ND	423
1,556	ORLAND HILLS	IL	439
1,560	LAS VEGAS	NV	404

1,568	HERMITAGE	PA	404
1,577	BUFFALO	MN	497
1,591	HARRISBURG	PA	250
1,605	PENSACOLA	FL	390
1,622	TIFFIN	OH	404
1,646	MESA	AZ	390
1,655	CRAWFORDSVILLE	IN	459
1,676	TELL CITY	IN	666
1,677	NEW HARTFORD	NY	390
1,682	CHESAPEAKE	VA	390
1,685	PIERRE	SD	640
1,686	TAYLORSVILLE	UT	404
1,687	SUFFOLK	VA	300
1,688	VIRGINIA BEACH	VA	423
1,710	CLINTON	MS	390
1,720	SNELLVILLE	GA	390
1,730	TAPPAHANNOCK	VA	555
1,734	CHAMPAIGN	IL	404
1,758	NEW CASTLE	IN	605
1,767	SHALLOTTE	NC	390
1,768	OREM	UT	390
1,770	CRANBERRY TWP	PA	561
1,776	WATERTOWN	WI	390
1,779	BRIDGEVIEW	IL	260
1,780	CHARLOTTESVILLE	VA	276
1,792	SAINT MARYS	PA	640
1,799	PORTAGE	WI	605
1,807	WEST BERLIN	NJ	260
1,833	FREDERICKSBURG	VA	390
1,842	GREENSBORO	NC	390
1,844	TOMS RIVER	NJ	260
1,851	NORTH LAUDERDALE	FL	400
1,866	FARMINGTON	ME	525
1,867	WESTMINSTER	MD	374
1,883	MONACA	PA	260
1,888	NORTH LOGAN	UT	390
1,889	ISLAND CITY	OR	462
1,891	MANCHESTER	CT	260
1,900	BURLEY	ID	525
1908	GREEN BAY	WI	260
1924	PRESQUE ISLE	ME	390
1961	ALEXANDRIA	KY	470
1992	UPLAND	CA	260
2004	DUBUQUE	IA	390

2021	RAYNHAM	MA	555
2035	GREENVILLE	OH	390
2045	NOTTINGHAM	MD	417
2064	MILFORD	PA	561
2087	VADNAIS HEIGHTS	MN	526
2093	UTICA	NY	560
2,149	MOUNT VERNON	OH	570
2,195	HOWELL	NJ	260
2,196	PORT ANGELES	WA	478
2,202	WINDHAM	ME	390
2,204	FOREST PARK	IL	462
2,214	COLUMBIA	SC	300
2,221	SPRINGFIELD	MO	300
2,234	ROME	NY	300
2,257	HOUSTON	TX	554
2,287	NEW CASTLE	PA	300
2,299	CROMWELL	CT	216
2,309	WEST CHESTER	OH	404
2,312	ROANOKE	VA	300
2,418	PLACERVILLE	CA	254
2,438	STAFFORD	VA	522
2,450	BELLINGHAM	WA	260
2,452	MILWAUKEE	WI	240
2,453	FALLON	NV	640
2,472	WINSTON SALEM	NC	360
2,491	DANVILLE	IL	260
2,511	AMERICAN FORK	UT	561
2,528	MILL HALL	PA	390
2,531	MOHEGAN LAKE	NY	216
2,534	DOTHAN	AL	300
2,538	EUGENE	OR	260
2,550	VANCOUVER	WA	312
2,554	AVONDALE	AZ	390
2,576	CROSS LANES	WV	390
2,593	LAS VEGAS	NV	390
2,599	SAN ANTONIO	TX	390
2,603	GIBSONIA	PA	525
2,628	LEXINGTON	KY	390
2,633	PISCATAWAY	NJ	216
2,637	MONROE	NY	390
2,651	MANVILLE	NJ	216
2,679	ELKHART	IN	390
2,680	SOUTH BEND	IN	390
2,712	MYRTLE BEACH	SC	390
2,713	BIRMINGHAM	AL	390
2,714	SPENCER	IA	525

2,716	CEDAR RAPIDS	IA	390
2,720	MADISON	MS	561
2,724	PASADENA	TX	390
2,788	BROWNSBURG	IN	390
2,796	OLDSMAR	FL	390
2,806	BOILING SPRINGS	SC	390
2,812	ROCHESTER	MN	390
2,816	NILES	IL	216
2,817	LANSING	IL	216
2,818	HAMMOND	IN	216
2,883	PLANO	TX	390
2,910	SALEM	OH	605
2,914	MASSILLON	OH	390
2,920	ORANGE PARK	FL	390
2,936	MILWAUKEE	WI	240
2,947	VANCOUVER	WA	240
2,967	FT WRIGHT	KY	640
2,978	FORT WORTH	TX	390
2,989	FREMONT	CA	251
3,208	SPRINGVILLE	UT	744
3,214	SUFFOLK	VA	390
3,219	WILLIAMSBURG	VA	426
3,222	CENTRAL	SC	555
3,237	SIOUX FALLS	SD	390
3,241	GLENDALE	AZ	426
3,278	LINCOLN	NE	497
3,279	SAN ANTONIO	TX	390
3,295	BROKEN ARROW	OK	390
3,342	AMELIA	OH	404
3,344	WINCHESTER	VA	404
3,367	NORTH CHARLESTON	SC	404
3,388	LAWRENCEVILLE	GA	404
3,430	OKLAHOMA CITY	OK	459
3,484	PENSACOLA	FL	390
3,513	SHAKOPEE	MN	509
3,514	BRADFORD	PA	525
3,597	BELVIDERE	IL	640
3,648	BISMARCK	ND	404
3,700	INDIAN TRAIL	NC	404
3,705	YELM	WA	462
3,732	RIO RANCHO	NM	404
3,828	LONGVIEW	TX	462
3,877	GAINESVILLE	FL	462
4,200	COLUMBUS	GA	464
4,420	LEESVILLE	SC	462
5,038	PLAINFIELD	IL	684

5,046	CLAYTON	NC	497
5,058	ANTIOCH	TN	561
5,085	BELMONT	NC	640
5,113	PELL CITY	AL	640
5,137	AURORA	CO	561
5,151	ROME	GA	640
5,175	ALGOOD	TN	640
5,186	GILBERT	AZ	561
5,189	PHOENIX	AZ	561
5,218	SAINT PETERSBURG	FL	561
5,233	WEST VALLEY CITY	UT	555
5,251	CHATTANOOGA	TN	561
5,262	PELHAM	AL	640
5,281	WOODBRIDGE	NJ	251
5,295	FARMINGDALE	NY	251
5,320	GREENSBORO	NC	561
5,326	OCALA	FL	404
5,330	PHOENIX	AZ	561
5,352	BATAVIA	IL	465
5,404	GLENWOOD	IL	360
5,419	HERNANDO	MS	535
5,450	NORTH EAST	MD	400
5,480	ROUND ROCK	TX	561
5,481	CHARLOTTE	NC	640